UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 19, 2022

Date of Report (Date of earliest event reported)

U-Haul Holding Company

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

N/A

_____________________________________________________________________________

(Former Name, Former Address, and Former Fiscal Year, if Changed Since Last Report)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	New York Stock Exchange
Common Stock, $0.001 par value	UHAL.B	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item 5.03     Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors (the “Board”) of U-Haul Holding Company approved amendments to the Restated By-Laws of U-Haul Holding Company (the “By-Laws“) effective December 19, 2022. The Restated By-Laws (a) reflect the name change from AMERCO to U-Haul Holding Company and (b) include a supplement to the existing exception to the applicability of Nevada’s “acquisition of controlling interest” statutes (NRS 78.378 to 78.3793) to also include any and all acquisitions of any class or series of our capital stock effected by Edward J. Shoen, Mark V. Shoen, or any of their respective affiliates, associates, related entities or family members.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
3.2	Restated By-Laws of U-Haul Holding Company
3.3	Articles of Merger of U-Haul Holding Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Haul Holding Company

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Date: December 19, 2022